EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q (the “Report”) of Teton Energy Corporation (the “Company”) for the quarter ended September 30, 2008, each of Karl F. Arleth, the President and Chief Executive Officer, and Lonnie R. Brock, the Executive Vice President and Chief Financial Officer, of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: November 6, 2008

/s/ Karl F. Arleth
Karl F. Arleth
President and Chief Executive Officer

/s/ Lonnie R. Brock
Lonnie R. Brock
Executive Vice President and Chief Financial Officer (principal financial and accounting officer)

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